BEXIL (R)
CORPORATION
-------------------------------------------------------------------------------




ANNUAL REPORT
DECEMBER 31, 2001

INDEPENDENT PUBLIC ACCOUNTANT             AMERICAN STOCK
TAIT, WELLER & BAKER                      EXCHANGE SYMBOL:

                                          BXL
11 HANOVER SQUARE
NEW YORK, NY 10005

TEL (212) 797-7625

www.bexil.com

                                 AMERICAN STOCK
BEXIL CORPORATION                EXCHANGE SYMBOL:             BXL
-------------------------------------------------------------------------------
11 HANOVER SQUARE, NEW YORK, NY 10005
WWW.BEXIL.COM
                                                                January 25, 2002

Fellow Shareholders:

         In submitting this Annual Report, we first want to express our deepest sympathy for the families and friends of those who lost their lives in the murderous attacks of September 11, 2001. We hope and pray that those responsible are brought to justice and every effort is made to bring peace to a troubled world.
                                   NEW POLICY

         We have a number of exciting Company developments to review with shareholders. In December, the Company announced the adoption by the Board of Directors of a new non-fundamental policy which provides that the Company will seek to achieve its objective by devoting assets to operating businesses and/or investment securities as the officers of the Company deem appropriate, consistent with the shareholder-approved mandate to transition the Company from a registered investment company to an operating company. The Board eliminated the Company's former non-fundamental investment policy that required investment of at least 50% of total assets in U.S. Government Securities, obligations of U.S. Government agencies or instrumentalities and money market securities, with the remainder of its total assets primarily in equity and other securities. These changes, intended to clarify and emphasize that the Company's objective will be to operate businesses and not to invest solely in investment securities, became effective January 1, 2002. The Company anticipates filing in the first half of 2002 with the SEC an application to terminate its registration as an investment company.

               ACQUISITION OF 50% OF YORK INSURANCE SERVICES GROUP

         In January 2002, the Company and the management of York Claims Service, Inc. announced the acquisition of York from American International Group, Inc. The acquisition was made through newly formed York Insurance Services Group, Inc., owned half by Bexil and half by York management. Since the 1930's, York's affiliates have served as both an independent adjustment company and third party administrator providing claims, data, and risk related services to insurers, insureds and intermediaries located throughout the United States. York's services have expanded to include property & casualty, workers' compensation, surveillance, transportation, environmental, construction, inland & ocean marine and litigation management. More information about York may be found at its web site http://www.yorkclaims.com/. York has represented to us that revenue in each of the last two fiscal years ending in December has been approximately $25 million with net income of approximately $2.0 million in 2000 and $1.2 million in 2001.

         Thomas MacArthur, Chairman and CEO of York Insurance Services Group, Inc., has stated that he thinks the transaction will enhance the business relationship between York and AIG for years to come, as well as expand York's services to the insurance industry as a whole. We look forward to a long and profitable association with Mr. MacArthur, given his passion for the company, pride in its services, devotion to customers, and his outstanding management team that shares his enthusiasm and purpose.

                             ACQUISITION PARAMETERS

         We are approached from time to time about what we like to see in evaluating a potential acquisition. With respect to the size of our investment, we think the cash position should approximate $3-4 million with any additional cost in the form of deferred payments through earn outs and non-recourse debt. Geographically, anywhere is fine but the further away from our offices in New York City, the more we need strong management and controls, etc. in place. Industries we are focusing on include service businesses and low tech, niche, manufacturing businesses. In structuring an acquisition, we like to see an experienced management team interested in sharing the rewards of growth and profitability. Buying a unit of a larger company would be our preferred acquisition. Please contact us if you are aware of a potential acquisition that meets our parameters and the seller is willing to quote a price.

                          RETURNS AND DIVIDEND IN 2001

         We are pleased to report the Company's 2001 market total return of 26.25% on a net asset value total return of 3.20%. With respect to dividends, the objective of the Company's managed 8% dividend distribution policy is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Company's net asset value per share, although this policy may be discontinued at any time by the Board of Directors. Payments are made primarily from ordinary income and any capital gains, with the balance from return of capital. For the twelve months ended December 31, 2001, actual distributions were 8.13% of average net assets with approximately 26.77% derived from net investment income and the balance from return of capital. With the York acquisition, it is likely that Bexil will no longer qualify to pass through to its shareholders its net income free of corporate level tax. Although this and other factors may result in the reduction or elimination of the dividend in 2002, it reflects the Company's increasing emphasis on capital appreciation potential in seeking to provide stockholders with an attractive rate of total return.

         We appreciate your support and look forward to serving your investment needs in the months and years ahead.

               Sincerely,



             /s/ Bassett J. Winmill            /s/ Thomas B. Winmill
             ----------------------------     --------------------------
             Bassett S. Winmill                Thomas B. Winmill
             Chairman                          President

                                          2                   BEXIL CORPORATION

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

PAR VALUE                                                                                                MARKET  VALUE
---------                                                                                                -------------
                    U.S. GOVERNMENT OBLIGATIONS (64.33%)
  $  500,000        U.S. Treasury Note, 4.75%, due 2/15/04 .......................................        $  516,408
   5,500,000        U.S. Treasury Note, 6.50%, due 2/15/10........................................         6,043,988
                                                                                                           ----------
                         Total U.S. Government Obligations (cost: $6,137,383).....................         6,560,396
                                                                                                           ----------
                    U.S. GOVERNMENT AGENCIES (.75%)
      74,342        Government National Mortgage Assn., 7.00%, due 5/15/24 .......................            76,057
                                                                                                          ----------
                         Total U.S. Government Agencies (cost: $67,466)..........................             76,057
                                                                                                          ----------
                    NOTES (19.06%)
     700,000        American Home Products Corp., 6.70% Notes, due 3/15/11........................           726,545
     200,000        DuPont EI DeNemours, 6.00% Notes, due 3/06/03 ................................           207,111
   1,000,000        Target Corp., 5.50% Notes, due 4/01/07 .......................................         1,010,680
                                                                                                          ----------
                         Total Notes  (cost: $1,900,455)..........................................         1,944,336
                                                                                                          ----------
   SHARES           COMMON STOCKS (15.86%)
----------
                    FEDERAL & FEDERALLY-SPONSORED CREDIT AGENCIES (1.56%)
       2,000        Fannie Mae....................................................................           159,000
                                                                                                          ----------
                    HOTELS AND MOTELS (1.45%)
       9,000        Extended Stay America Inc.*(1)................................................           147,600
                                                                                                          ----------
                    INVESTMENT ADVICE (3.27%)
       5,100        Alliance Capital Management Holding L.P.......................................           246,432
       3,200        Stilwell Financial, Inc.......................................................            87,104
                                                                                                          ----------
                                                                                                             333,536
                                                                                                          ----------
                    OIL ROYALTY TRADERS (.76 %)
       8,100        San Juan Basin Royalty Trust.................................................             77,679
                                                                                                          ----------
                    PETROLEUM REFINING (1.23 %)
       3,200        Exxon Mobil Corp..............................................................           125,760
                                                                                                          ----------
                    PHARMACEUTICAL PREPARATIONS (1.17%)
       3,000        Pfizer Inc....................................................................           119,550
                                                                                                          ----------
                    REAL ESTATE INVESTMENT TRUSTS (2.05%)
       7,900        Mills Corp....................................................................           209,192
                                                                                                          ----------

BEXIL CORPORATION       3    See accompanying notes to financial statements.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2001

   SHARES                                                                                                MARKET VALUE
 ------------                                                                                           --------------

                    RETAIL-LUMBER & OTHER BUILDING MATERIALS DEALERS (1.50%)
       3,000         The Home Depot, Inc........................................................          $  153,030
                                                                                                          ----------
                    SERVICES-MISCELLANEOUS BUSINESS SERVICES (2.87%)
     100,000        Safety Intelligence Systems Corp.*............................................           292,500
                                                                                                          ----------
                    Total Common Stocks (cost: $1,695,668)......................... ..............         1,617,847
                                                                                                          ----------
                           TOTAL INVESTMENTS (COST: $9,800,972) (100.00%)........................        $10,198,636
                                                                                                         ===========

                    *Security is not publicly traded.
                    (1) Non-income producing security.

See accompanying notes to financial statements.    4         BEXIL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
   Investments at market value
     (cost: $9,800,972) (Note 1) ...........................       $ 10,198,636
   Interest receivable .....................................            175,830
   Other assets ............................................                959
                                                                   ------------
       Total assets ........................................         10,375,425
                                                                   ------------

LIABILITIES:
   Demand note payable (Note 5) ............................            808,084
   Accrued expenses ........................................              9,415
   Accrued administrative fees .............................              6,023
    Cash overdraft .........................................              2,382
   Other liabilities .......................................                233
                                                                   ------------
       Total liabilities ...................................            826,137
                                                                   ------------

NET ASSETS: (applicable to 836,801
   shares outstanding: 10,000,000
   shares of $.01 par value authorized) ....................       $  9,549,288
                                                                   ============

NET ASSET VALUE PER SHARE
   ($9,549,288 / 836,801 shares
   outstanding) ............................................       $      11.41
                                                                   ============

At December 31, 2001, net assets consisted of:
   Paid-in capital .........................................       $ 10,235,552
   Net unrealized appreciation
     on investments ........................................            397,663
   Accumulated net realized loss
     on investments ........................................         (1,083,927)
                                                                   ------------
                                                                   $  9,549,288
                                                                   ============
STATEMENT OF OPERATIONS
Year Ended December 31, 2001

INVESTMENT INCOME:
   Interest ................................................       $    507,320
   Dividends ...............................................             39,871
                                                                   ------------
     Total investment income ...............................            547,191
                                                                   ------------

EXPENSES:
   Professional (Note 3) ...................................             92,223
   Salaries (Note 3) .......................................             85,861
   Investment management (Note 3) ..........................             39,571
   Directors ...............................................             35,789
   Custodian ...............................................             29,758
   Transfer agent ..........................................             23,813
   Registration (Note 3) ...................................             12,140
   Printing ................................................              9,702
   Other ...................................................              1,317
                                                                   ------------
     Total operating expenses ..............................            330,174
     Loan interest and fees (Note 5) .......................              4,755
                                                                   ------------
     Total expenses ........................................            334,929
                                                                   ------------
       Net investment income ...............................            212,262
                                                                   ------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES:
   Net realized gain on investments ........................             70,905
   Unrealized depreciation on investments
     during the period .....................................            (41,378)
                                                                   ------------
     Net realized and unrealized gain on
       investments .........................................             29,527
                                                                   ------------
        Net increase in net assets resulting
       from operations .....................................       $    241,789
                                                                   ============






BEXIL CORPORATION        5      See accompanying notes to financial statements.

STATEMENTS  OF CHANGES IN NET ASSETS
For the Years Ended  December  31, 2001 and 2000

                                                                                               2001         2000
                                                                                            -----------   ----------
OPERATIONS:
   Net investment income..............................................................      $ 212,262     $ 474,864
   Net realized gain from security transactions.......................................         70,905        60,534
   Unrealized depreciation on investments during the period...........................        (41,378)      (28,214)
     Net change in net assets resulting from operations...............................      ---------     ---------
                                                                                              241,789       507,184
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders ($.35 and $.68 per share, respectively)..............       (283,167)     (535,398)
   Tax return of capital to shareholders ($.62 and $.32 per share, respectively)......       (509,791)     (250,501)

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distributions
     (30,390 and 32,219 shares, respectively).........................................        311,530       296,271
                                                                                            ---------     ---------

       Total change in net assets.....................................................       (239,639)       17,556
NET ASSETS:
   Beginning of period................................................................      9,788,927     9,771,371
                                                                                           ----------    ----------
   End of period......................................................................     $9,549,288    $9,788,927
                                                                                           ==========    ==========


See accompanying notes to financial statements.    6         BEXIL CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

(1) Bexil Corporation (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified closed-end management investment company. The Company anticipates filing with the SEC seeking to de-register from the 1940 Act in 2002. The Company's shares are listed on the American Stock Exchange. On September 8, 1999, the Board of Director's of the Company approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Company has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. The Company does not anticipate complying with such requirements in 2002 or in later years. At December 31, 2001, the Company had an unused capital loss carryforward of approximately $1,084,000 of which $290,200 expires in 2003, $202,000 in 2004, $229,800 in
2005, $230,400 in 2007 and $131,600 in 2008. Based on Federal income tax cost of $9,800,972, gross unrealized appreciation and gross unrealized depreciation were $561,181 and $163,517 respectively, at December 31, 2001.

(3) The Company retained CEF Advisers, Inc. ("CEF")as its investment manager pursuant to an investment management agreement. As compensation for the service provided pursuant to such agreement, the Company paid to CEF a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in the week. Certain officers and directors of the Company are officers and directors of CEF. The Company reimbursed CEF $5,598 for providing certain administrative and accounting services at cost for the year ended December 31, 2001. At a meeting of the Board of Directors of the Company on June 13, 2001, the Board of Directors approved terminating the investment management agreement with CEF, effective at the end of business on July 31, 2001.Commencing August 1, 2001, the Company's officers (who are substantially identical to those of CEF) assumed the management of the Company's affairs, including portfolio management, subject to the oversight and final direction of the Board of Directors. Compensation of Company personnel was set in the aggregate amount of $200,000 per year, which may be changed from time to time at the discretion of the Board of Directors.

(4) Purchases and proceeds of sales of investment securities other than short term investments aggregated $3,708,634 and $3,182,276, respectively, for the year ended December 31, 2001.

(5) The Company has a committed bank line of credit. At December 31, 2001, there was $808,084 outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 2001, the weighted average interest rate was 4.13% based on the balances outstanding from the line of credit during the period and the weighted average amount outstanding was $96,508. The maximum amount of debt outstanding during the period was $808,084.

(6) The tax character of distributions paid to shareholders for the years ended December 31, 2001 and 2000 was as follows:


                                    2001           2000
                                 ----------     -----------
        Distributions paid from:
          Ordinary  income        $283,167        $535,398
          Return of capital        509,791         250,501
                                  --------        --------
                                 $792,958         $785,899

BEXIL CORPORATION                7

                              FINANCIAL HIGHLIGHTS

                                                                  YEARS ENDED       SIX MONTHS
                                                                  DECEMBER 31,        ENDED            YEARS ENDED JUNE 3O,
                                                               -----------------   DECEMBER 31,   ------------------------------
                                                                2001       2000       1998         1999        1998       1997
                                                               ------     ------     ------       ------     -------     -------
PER SHARE DATA*
Net asset value at beginning of period .....................   $12.14     $12.62     $12.83       $14.45     $ 14.74     $ 14.74
                                                               ------     ------     ------       ------     -------     -------
Income from investment operations:
   Net investment income ...................................      .26        .60        .18          .07         .25         .70
   Net realized and unrealized gain (loss) on
     investments ...........................................     (.02)      (.08)       .21         .(49)        .55         .01
                                                               ------     ------     ------       ------     -------     -------
     Total from investment operations ......................      .24        .52        .39         (.42)        .80         .71
Less distributions:
   Distributions to shareholders ...........................     (.35)      (.68)      (.18)        (.07)       (.67)       (.71)
   Tax return of capital to shareholders ...................     (.62)      (.32)      (.42)       (1.13)       (.42)         --
                                                               ------     ------     ------       ------     -------     -------
     Increase (decrease) in net asset value ................     (.73)      (.48)      (.21)       (1.62)       (.29)         --
                                                               ------     ------     ------       ------     -------     -------
Net asset value at end of period ...........................   $11.41     $12.14     $12.62       $12.83     $ 14.45     $ 14.74
                                                               ======     ======     ======       ======     =======     =======
Per share market value at end of period ....................   $10.21     $ 8.88     $ 9.50       $12.13     $ 13.13     $ 12.63
                                                               ======     ======     ======       ======     =======     =======
TOTAL RETURN ON NET ASSET VALUE BASIS ......................     3.20%      1.57%      4.60%       (2.64)%      6.43%       5.58%
                                                               ======     ======     ======       ======     =======     =======
TOTAL RETURN ON MARKET VALUE BASIS (a) .....................    26.25%     (4.00)%   (16.68)%       1.26%      12.87%      (9.57)%
                                                               ======     ======     ======       ======     =======     =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ................   $9,549     $9,789     $9,771       $9,774     $10,794     $10,791
                                                               ======     ======     ======       ======     =======     =======
Ratio of expenses to average net assets
     (b)(c)(d) .............................................     3.43%      2.33%      3.05%**      6.33%       5.77%       2.13%
                                                               ======     ======     ======       ======     =======     =======
Ratio of net investment income to
 average net assets ........................................     2.18%      4.98%      2.87%**      0.49%       1.69%       4.48%
                                                               ======     ======     ======       ======     =======     =======
Portfolio turnover rate ....................................       33%       182%        88%         112%        168%        246%
                                                               ======     ======     ======       ======     =======     =======

* Per share net investment income and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**  Annualized.
(a) The Company has calculated total return based upon purchases and sales of shares of the Company at current market values and reinvestment of dividends and distributions at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions, if any.
(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1997 after custodian fee credits was 3.05%**, 6.33% and 2.07%, respectively. There were no custodian fee credits for the year ended December 31, 2001 and 2000 and June 30, 1998.
(c) Ratio excluding interest expense was 3.38%, 1.96%, 2.86%**, 5.80%, 4.93% and 1.94% for the years ended December 31, 2001 and 2000, the six months ended December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.
(d) Ratio prior to reimbursement was 3.18%**, 7.03% and 5.82% for the six months ended December 31, 1999 and for the years ended June 30, 1999 and 1998, respectively.

                                     8                        BEXIL CORPORATION

                          RESULTS OF THE ANNUAL MEETING

         The Company's annual meeting of stockholders was held on October 30, 2001.

1.       To elect the following directors to serve as follows:

DIRECTOR                   CLASS      TERM     EXPIRING         VOTES FOR          VOTES WITHHELD
-------------------------  -----     ------    ----------  ------------------    ------------------
Russell E. Burke III         III    4 years      2005          472,424.432        10,468.224
David R.Stack                IV     5 years      2006          472,124.432        10,768.224
Thomas B. Winmill            IV     5 years      2006          470,997.500        11,895.156

Directors whose term of office continued after the meeting are Robert D. Anderson, Frederick A. Parker, Jr., Douglas Wu, and Bassett S. Winmill.

2. To ratify the selection of Tait, Weller & Baker as the Company's independent public accountant.

    VOTES FOR       VOTES AGAINST     ABSTENTIONS       UNVOTED
  -------------    ---------------   -------------    -----------
  467,875.546        3,462.708          11,554.402     338,387.894


The deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is May 22, 2002, pursuant to Rule 14a-8(e)2 of the 1934 Act. The date after which notice of a stockholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely is July 22, 2002, as established by the Company's By-Laws, as amended December 13, 2000.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

The Company has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Company on outstanding shares will, unless elected otherwise by each shareholder by notifying the Company in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Company's net asset value per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Company.
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                                 PRIVACY POLICY

Bexil Corporation recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

BEXIL CORPORATION                                 9

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                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Bexil Corporation:

We have audited the accompanying statement of assets and liabilities of Bexil Corporation, including the schedule of portfolio investments as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for the years ended December 31, 2001 and 2000, the six months ended December 31, 1999 and the years ended June 30, 1998 and 1997. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended June 30, 1999 were audited by other auditors whose report, dated August 9, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bexil Corporation as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

                                                  TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 18, 2002

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                             OFFICERS AND DIRECTORS



DIRECTORS                                   OFFICERS

BASSETT S. WINMILL                          THOMAS B. WINMILL, Esq.
Chairman                                    President

ROBERT D. ANDERSON                          MARION E. MORRIS
Vice Chairman                               Senior Vice President
                                            WILLIAM G. VOHRER
RUSSELL E. BURKE III (1)                    Treasurer
FREDERICK A. PARKER, JR.(1)
DAVID R. STACK (1)                          MONICA PELAEZ, Esq.
THOMAS B. WINMILL, ESQ.                     Vice President, Secretary
DOUGLAS WU (1)
                                            HEIDI KEATING
(1) Member, Audit Committee                 Vice President



                                      10              BEXIL CORPORATION
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BEXIL CORPORATION
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11 Hanover Square
New York, NY 10005






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